TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus and Summary Prospectus

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Transamerica BlackRock Tactical Allocation VP

Effective June 5, 2015, the following information replaces the current information in the Prospectus and Summary Prospectus under the section entitled “Management” concerning the portfolio:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	BlackRock Financial Management, Inc.

Portfolio Managers:
Justin Christofel, CFA, Portfolio Manager since 2013
Philip Green, Portfolio Manager since 2009

Effective June 5, 2015, the following information replaces the current information in the Prospectus under the section entitled “Shareholder Information – Portfolio Manager(s)” concerning the portfolio:

Name	Sub-Adviser	Positions Over Past Five Years
Justin Christofel, CFA	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2013; Portfolio Manager with BlackRock Financial Management, Inc. since 2007; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team

Philip Green	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2009; Portfolio Manager with BlackRock Financial Management, Inc. since 1999; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team

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Investors Should Retain this Supplement for Future Reference

June 5, 2015